Exhibit 10.2

PROMISSORY NOTE

October 31, 2008 (the “Effective Date”)

US $100,000.00

To:	Steve and Michelle Anderson Living Trust (the “Lender”)

2114 Club Lake Court

San Angelo, TX 76904

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $100,000.00 (the “Principal Amount”) in lawful money of United States of America on or before April 30, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $104,000 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower;

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
I am duly authorized to bind the Corporation Steven V. Andon, President and CEO

2

PROMISSORY NOTE

Effective Date: December 1, 2008

Principal Amount: US $30,000.00

To:	Richard S. Murashige (the “Lender”)

165 Makalani St.

Hilo, Hawaii

U.S.A. 96720

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $30,000.00 (the “Principal Amount”) in lawful money of United States of America on or before May 31, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $31,200.00 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note:

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower; or

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
I am duly authorized to bind the Corporation Steven V. Andon, President and CEO

2

PROMISSORY NOTE

Effective Date: December 1, 2008

Principal Amount: US $8,250.00

To:	Frank laquinta, M.D. (the “Lender”)

205 Townsend Ave.

Pelham Manor, New York

U.S.A. 10803

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $8,250.00 (the “Principal Amount”) in lawful money of United States of America on or before May 31, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $8,580.00 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower; or

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
I am duly authorized to bind the Corporation Steven V. Andon, President and CEO

2

PROMISSORY NOTE

Effective Date: December 22, 2008

Principal Amount: US $12,500

To:	LSJ Alliance LLC Retirement Trust,

      represented by Bruce Yates (the “Lender”)

24871 Sausalito

Laguna Hills, CA

U.S.A. 92653

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $12,500 (the “Principal Amount”) in lawful money of United States of America on or before June 22, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $l3,000 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect:

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower; or

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
Steven V. Andon, President and CEO I am duly authorized to bind the Corporation

2

PROMISSORY NOTE

Effective Date: December 26, 2008

Principal Amount: US $25,000

To:	Robert Katz (the “Lender”)

2016 Hoover Lane

Alexandria, VA

U.S.A. 22308

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of US $25,000 (the “Principal Amount”) in lawful money of United States of America on or before June 26, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of US $26,000 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51 -102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

(c)	the breach at any time and in any material respect of any applicable law by the Borrower:

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower; or

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
Steven V. Andon, President and CEO I am duly authorized to bind the Corporation

2

PROMISSORY NOTE

Effective Date: December 26, 2008

Principal Amount: US $10,000

To:	Marc D. Rosenthal (the “Lender”)

501 Washington Avenue

Haddonfield, NJ

U.S.A. 08033

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $10,000 (the “Principal Amount”) in lawful money of United States of America on or before June 26, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $10,400 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower; or

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
Steven V. Andon, President and CEO I am duly authorized to bind the Corporation

2

PROMISSORY NOTE

January 20, 2009 (the “Effective Date”)

US $100,000.00

To:	Second Pinkston Limited Partnership (the “Lender”)

500 North Akard, Suite 2970

Dallas, Texas

U.S.A. 75201

Attention: Sidney Pinkston

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $100,000.00 (the “Principal Amount”) in lawful money of United States of America on or before June 20, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $104,000 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower;

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
I am duly authorized to bind the Corporation Steven V. Andon, President and CEO

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PROMISSORY NOTE

April 20, 2009 (the “Effective Date”)

US $100,000.00

To:	Rousselot Enterprises Ltd. (the “Lender”)

126 Edgemont Road

Sonora, Texas

U.S.A. 76950

FOR VALUE RECEIVED OnePak, Inc. (the “Borrower”), hereby promises to pay to or to the order of the Lender the sum of $100,000.00 (the “Principal Amount”) in lawful money of United States of America on or before October 20, 2009 (the “Maturity Date”) together with interest thereon at a rate equal to eight percent (8%) per annum (such that a payment of $104,000 shall be due on the Maturity Date).

Prepayment of part of, or the entire Principal Amount, together with any accrued interest, may be made at any time without penalty.

The Borrower covenants and agrees with the Lender, for so long as any amount owing hereunder remains outstanding:

(a)	to make all payments due by it under this Note;

(b)	to provide the Lender with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default (as hereinafter defined);

(c)	that the Borrower will file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and potential prior ranking claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(d)	that the Borrower will comply in all material respects with all applicable laws, it being understood that Lender’s failure to file annual, interim and other documents as required under Canada’s National Instrument 51-102 Continuous Disclosure Obligations and the imposition of a Cease Trade Order by the Ontario Securities Commission does not comprise a failure to comply with applicable laws for the purpose of this Note; and

(e)	to permit the Lender or its representatives, from time to time, to inspect the assets and examine and obtain copies of the Borrower’s records or other information relevant, in the Lender’s discretion, to this Note and discuss the Borrower’s affairs with its auditors, counsel and other professional advisers.

If any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(a)	the Borrower breaches any provision of this Note or agreement with the Lender and, to the extent that any such breach is capable of being cured, such breach is not cured within twenty (20) days following receipt by the Borrower from the Lender of notice of any such breach;

(b)	any representation or warranty made or deemed to have been made herein or in any other document related to the Note shall be false or inaccurate in any materially adverse respect;

56 Main St. 2nd Floor, P.O. Box 130, Orleans, MA 02653    |    T: 508.247.9200    |    F: 508.247.9300    |    onepak.com

(c)	the breach at any time and in any material respect of any applicable law by the Borrower;

(d)	the Borrower is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(e)	any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy of the Borrower, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower;

(f)	any secured creditor, encumbrancer or lien holder, or any trustee, receiver, receiver or manager, agent, bailiff or other similar official appointment by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or gives notice of its intention to do any of the foregoing, then (i) the Borrower shall promptly advise the Lender of the occurrence of an Event of Default, and (ii) the Lender may, by written notice to the Borrower, declare the amounts outstanding hereunder to be immediately due and payable. The Borrower hereby waives protest, presentation, and notice of dishonour and agrees that it will not be necessary for the Lender to first institute suit in order to enforce payment of this note.

From and after the Maturity Date and/or an Event of Default, interest shall accrue on the Principal Amount and any accrued interest at a rate of 15% per annum.

This Note shall be governed by and construed in accordance with the laws of the State of Massachusetts and the laws of the United States applicable therein.

ONEPAK, INC.

By:	/s/ Steven V. Andon
I am duly authorized to bind the Corporation Steven V. Andon, President and CEO

2